Business Combination, Significant Transaction and Sale of Business (Details) - Schedule of estimated fair values of the assets acquired and liabilities at the date of acquisition - AVB Technologies Ltd. [Member]
$ in Thousands
Oct. 05, 2021 USD ($)
Business Combination, Significant Transaction and Sale of Business (Details) - Schedule of estimated fair values of the assets acquired and liabilities at the date of acquisition [Line Items]
Net assets excluding cash acquired	$ 234
Other long-term assets	101
Intangible assets	1,030
Deferred taxes	(237)
Other long-term liabilities	(1,114)
Non-controlling interests	(338)
Goodwill	1,584
Total assets acquired net of acquired cash	$ 1,260